Exhibit 99.2

This Statement on Form 4 is filed by: (i) Apollo Investment Fund V, L.P., (ii) Apollo Overseas Partners V, L.P., (iii) Apollo Netherlands Partners V (A), L.P., (iv) Apollo Netherlands Partners V (B), L.P., (v) Apollo German Partners V GmbH & Co. KG, (vi) Apollo Verwaltungs V GmbH, (vii) Apollo Management V, L.P., (viii) AIF V Management, LLC, (ix) Apollo Management, L.P., (x) Apollo Management GP, LLC, (xi) Apollo Management Holdings, L.P., (xii) Apollo Management Holdings GP, LLC, (xiii) Apollo Advisors V, L.P., (xiv) Apollo Capital Management V, Inc., (xv) Apollo Principal Holdings I, L.P., and (xvi) Apollo Principal Holdings I GP, LLC.

Name of Designated Filer:  Apollo Management V, L.P.

Date of Event Requiring Statement:  August 14, 2012

Issuer Name and Ticker or Trading Symbol:  Metals USA Holdings Corp. [MUSA]

APOLLO INVESTMENT FUND V, L.P.

By:	Apollo Advisors V, L.P.
its general partner

	By:	Apollo Capital Management V, Inc.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS V, L.P.

By:	Apollo Advisors V, L.P.
its managing general partner

	By:	Apollo Capital Management V, Inc.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO NETHERLANDS PARTNERS V (A), L.P.

By:	Apollo Advisors V, L.P.
its general partner

	By:	Apollo Capital Management V, Inc.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO NETHERLANDS PARTNERS V (B), L.P.

By:	Apollo Advisors V, L.P.
its general partner

	By:	Apollo Capital Management V, Inc.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO GERMAN PARTNERS V GMBH & CO. KG

By:	Apollo Advisors V, L.P.
its managing limited partner

	By:	Apollo Capital Management V, Inc.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO VERWALTUNGS GMBH

By:	/s/ Angela Bartl
Angela Bartl
Managing Director

APOLLO MANAGEMENT V, L.P.

By:	AIF V Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF V MANAGEMENT, LLC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS V, L.P.

By:	Apollo Capital Management V, Inc.
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT V, INC.

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President